UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 28, 2006

CANDELA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-14742	04-2477008
(Commission File Number)	(I.R.S. Employer
Identification Number)

530 Boston Post Road, Wayland, Massachusetts	01778
(Address of Principal Executive Offices)	(Zip Code)

(508) 358-7400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)           Director Resignation.  On August 28, 2006, Dr. Eric F. Bernstein, a member of the Board of Directors of Candela Corporation (the “Company”), notified the Company of his decision to resign from its Board of Directors in order to become the Chairman of the Company’s recently formed Scientific Advisory Committee.  Dr. Bernstein’s resignation was effective as of August 28, 2006.  Dr. Bernstein’s decision to resign from the Company’s Board of Directors was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01.         Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description

99.1	Letter from Dr. Eric F. Bernstein to the Company dated August 28, 2006.
99.2	Press release dated September 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANDELA CORPORATION

By:	/s/ F. Paul Broyer
F. Paul Broyer
Senior Vice President, Finance & Administration, and Chief Financial Officer (principal financial and accounting officer)

Date:  September 1, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter from Dr. Eric F. Bernstein to the Company dated August 28, 2006.
99.2	Press release dated September 1, 2006.